SUPPLEMENT

DATED NOVEMBER 19, 2010 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010, AS LAST AMENDED NOVEMBER 5, 2010

FOR HARTFORD SERIES FUND, INC. (THE “SAI”)

The following supersedes the Supplement dated November 5, 2010 to the currently effective SAI for Hartford Series Fund, Inc.  The above referenced SAI is revised as follows:

A.            At a meeting on November 4, 2010 the Board of Directors of Hartford Series Fund, Inc. approved revisions to the sub-advisory fee schedule for Hartford MidCap Value HLS Fund effective October 1, 2010.  Accordingly, in the section “Investment Management Arrangements,” in the sub-section “Sub-Advisory/Investment Services Fees,” the table for the MidCap Value HLS Fund is replaced with the following

MidCap Value HLS Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $50 million	0.4000%
Next $100 million	0.3000%
Next $350 million	0.2500%
Amount Over $500 million	0.2333%

B.            Effective November 1, 2010, Jan Grindrod was added as a member of the portfolio management and securities analysis team for Hartford Money Market HLS Fund.

Accordingly, the following changes will be made to the SAI:

(1)   In the section entitled “Portfolio Managers of the Funds — Other Accounts Sub-advised by Hartford Investment Management’s Portfolio Managers,” the following information is added to the table:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)

Jan Grindrod*	0	$0	0	$0	0	$0

* Mr. Grindrod began managing Hartford Money Market HLS Fund on November 1, 2010.  Therefore the information presented in the table above is as of September 30, 2010.

(2)   In the section entitled “Portfolio Managers of the Funds — Equity Securities Beneficially owned by Hartford Investment Management’s Portfolio Managers” the following information for Mr. Grindrod is added to the table:

Portfolio Manager	HLS Fund(s) Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned

Jan Grindrod	Money Market HLS Fund	None*

* Information is as of September 30, 2010

This Supplement should be retained with your SAI for future reference.